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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                               (Amendment No. 1)

      Date of Report (Date of earliest event reported):  March 1, 1996


                              ENVOY CORPORATION
- -------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                    Tennessee                                      0-25062                      62-1575729
- --------------------------------------------------       --------------------------        -------------------
  (State or other jurisdiction of incorporation)          (Commission File Number)           (I.R.S. Employer
                                                                                           Identification No.)

         15 Century Boulevard, Suite 600, Nashville, TN                                      37214
- -----------------------------------------------------------                          ---------------------
            (Address of principal executive offices)                                       (Zip Code)



      Registrant's telephone number, including area code:  (615) 885-3700


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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         This Current Report on Form 8-K/A amends, to the extent set forth herein, the Current Reports on Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 18, 1996.





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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


         The unaudited pro forma financial information is included herein. The financial statement index below is provided with respect to the unaudited pro forma information included herewith.


   (b)   Pro Forma Financial Information (unaudited):

         Introduction to Unaudited Pro Forma Condensed Combined Financial Information; Pro Forma Condensed Combined Balance Sheet as of December 31, 1995; Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1995; and Notes to Unaudited Pro Forma Condensed Combined Financial Information

   (c)   Exhibits:

         99.1 Introduction to Unaudited Pro Forma Condensed Combined Financial Information; Pro Forma Condensed Combined Balance Sheet as of December 31, 1995; Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1995; and Notes to Unaudited Pro Forma Condensed Combined Financial Information





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENVOY CORPORATION


Date: May 17, 1996                      By: /s/ Kevin M. McNamara
                                            -----------------------------------
                                            Kevin M. McNamara
                                            Chief Financial Officer and
                                            Secretary









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                                 EXHIBIT INDEX



   No.                                        Exhibit
- --------        ---------------------------------------------------------------
  99.1          Introduction to Unaudited Pro Forma Condensed Combined Financial
                Information; Pro Forma Condensed Combined Balance Sheet as of
                December 31, 1995; Pro Forma Condensed Combined Statement of
                Operations for the year ended December 31, 1995; and Notes to
                Unaudited Pro Forma Condensed Combined Financial Information





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